UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	1-34258	98-0606750
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-Francois Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Telephone number, area code: 41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Item 7.01.	Regulation FD Disclosure

On February 26, 2013, we issued a news release announcing results for the quarter ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item.

On February 27, 2013, we will hold a conference call at 8:30 a.m. eastern, 7:30 a.m. central, regarding the quarterly results. This scheduled conference call was previously announced on January 7, 2013 and will be made available via real-time webcast.

A replay of the call will be available until 5:00 p.m. eastern, March 14, 2013. The number for the replay is 855-859-2056 or 404-537-3406 for international calls; passcode 87067137.

An enhanced webcast of the replay will be provided by Thomson Reuters and will be available through Weatherford’s web site at http://www.weatherford.com. To access the replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1.	Press release dated February 26, 2013, announcing results for the quarter ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

Dated: February 26, 2013	/s/ John H. Briscoe
John H. Briscoe
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit

99.1.	Press release dated February 26, 2013, announcing results for the quarter ended December 31, 2012